UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 18, 2010

Commission File Number: 0-25662

ANADIGICS, Inc.
(Exact name of registrant as specified in its charter)
Delaware	22-2582106
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification Number)

141 Mt. Bethel Road, Warren, NJ 07059	07059
(Address of prinicipal executive offices)	(Zip Code)

908-668-5000
(Registrants telephone number, including area code)

Item 2.02 Results of Operations and Financial Condition

On February 18, 2010, ANADIGICS, Inc. (“ANADIGICS”) is issuing a press release and holding a conference call announcing its financial results for the fourth quarter and year ended 2009. A copy of the press release is furnished as Exhibit 99 to this Form 8-K. The information in this Form 8-K and the Exhibit attached hereto is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Use of Non-GAAP Financial Measures

The attached press release includes financial measures that are not in accordance with GAAP, consisting of non-GAAP net income or loss and non-GAAP income or loss per share. Management uses non-GAAP net income or loss and non-GAAP income or loss per share to evaluate the company's operating and financial performance in light of business objectives, for planning purposes, when publicly providing our business outlook and to facilitate period-to-period comparisons. ANADIGICS believes that these measures are useful to investors because they enhance investors' ability to review the company's business from the same perspective as the company's management and facilitate comparisons of this period's results with prior periods. These non-GAAP measures exclude charges related to stock-based compensation, restructuring charges, impairment of marketable securities, the refund of certain R&D tax credits and non-comparative charges in 2008 and 2009 resulting from the settlement of a commercial dispute with a customer, management separations, cancellations and impairments on equipment and inventory reserves associated with reduced demand. Non-GAAP measures are used by some investors when assessing the ongoing operating and financial performance of our Company. These financial measures are not in accordance with GAAP and may differ from non-GAAP methods of accounting and reporting used by other companies. Management acknowledges that stock-based compensation is a recurring cost and is an important part of our employee’s compensation and impacts their performance. However the expense is non-cash in nature and there are various valuation methodologies and assumptions used in determining stock-based compensation that may be unrelated to operations, such as volatility and current interest rates. The presentation of the additional information should not be considered a substitute for net income or loss or income or loss per share prepared in accordance with GAAP.   The primary material limitations associated with the use of non-GAAP measures as compared to the most directly comparable GAAP financial measures are (i) they may not be comparable to similarly titled measures used by other companies in ANADIGICS industry, and (ii) they exclude financial information that some may consider important in evaluating our performance.

Pursuant to the requirements of Regulation G, ANADIGICS has included a reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financial measures.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits.

99.1  Press Release issued by ANADIGICS, Inc., dated February 18, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANADIGICS, INC.

Date: February 18, 2010

By: /s/ Thomas C. Shields

Name: Thomas C. Shields
Title: Executive Vice President and Chief Financial Officer
EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by ANADIGICS, Inc., dated February 18, 2010

ANADIGICS ANNOUNCES FOURTH QUARTER AND FULL YEAR 2009 RESULTS

Quarterly Net Sales of $41.8 Million; up13.9% Sequentially
GAAP Net Loss of ($0.13) per Share; Non-GAAP Net Loss of ($0.05) per Share

WARREN, N.J., February 18, 2010—ANADIGICS, Inc. (Nasdaq: ANAD), a leading provider of semiconductor solutions in the broadband wireless and wireline communications markets, reported fourth quarter 2009 net sales of $41.8 million, an increase of 13.9% sequentially and a decrease of 7.6% from the fourth quarter of 2008.  Revenue for the year ended 2009 was $140.5 million, down 45.6% from 2008.

As of December 31, 2009, cash, cash equivalents and short and long-term marketable securities totaled $92.5 million.

Net loss for the fourth quarter of 2009 was ($8.0) million, or ($0.13) per share.  Net loss for the year ended 2009 was ($57.1) million, or ($0.92) per share. Non-GAAP net loss for the fourth quarter of 2009 was ($3.2) million, or ($0.05) per share.  Non-GAAP net loss for the year ended 2009 was ($33.7) million or ($0.54) per share.

“Calendar year 2009 was a pivotal year for ANADIGICS.  In late 2008 we laid out specific key initiatives for 2009 that centered specifically on rebuilding customer relationships, achieving operational excellence, and preserving cash and I am pleased to report that we accomplished all of those goals.  I believe that we ended 2009 a stronger company,” said Mario Rivas, president and chief executive officer.  “In 2010 we have begun to generate strong momentum with our new product pipeline and are now able to fully leverage our operational excellence, which together set the stage for the achievement of our growth and profitability goals.”

Outlook for the First Quarter 2010

Tom Shields, chief financial officer, commented, “In contrast to normal seasonality, we are seeing very strong growth in our Wireless bookings in the first quarter of 2010.  As such, we expect Wireless net sales to increase approximately 20% sequentially.   This strength is expected to offset the previously anticipated weakness in WLAN.  Therefore, total net sales in the first quarter of 2010 are anticipated to be in line with net sales of $41.8 million reported in the fourth quarter of 2009.    Net loss per share on a GAAP basis for the first quarter of 2010 is expected to be approximately ($0.09) to ($0.10).  Non-GAAP loss per share, excluding non-cash stock compensation expense, is expected to be approximately ($0.05) to ($0.06).”  The net loss and non-GAAP loss per share are based on an estimated diluted weighted average outstanding common share count of 64 million.

The statements regarding the Company’s anticipated future performance are forward looking and actual results may differ materially. Please see safe harbor statement at the end of this press release.

This press release includes financial measures that are not in accordance with GAAP, consisting of non-GAAP net income or loss and non-GAAP income or loss per share. Management uses non-GAAP net income or loss and non-GAAP income or loss per share to evaluate the company's operating and financial performance in light of business objectives, for planning purposes, when publicly providing our business outlook and to facilitate period-to-period comparisons. ANADIGICS believes that these measures are useful to investors because they enhance investors' ability to review the company's business from the same perspective as the company's management and facilitate comparisons of this period's results with prior periods. These non-GAAP measures exclude charges related to stock-based compensation, restructuring and asset impairments, impairment of auction rate securities, the refund of certain R&D tax credits and non-comparative charges in 2008 and 2009 resulting from management separations, the settlement of a commercial dispute with a customer, cancellations and impairments on equipment and inventory reserves associated with reduced demand. Non-GAAP measures are used by some investors when assessing the ongoing operating and financial performance of our Company. These financial measures are not in accordance with GAAP and may differ from non-GAAP methods of accounting and reporting used by other companies. Management acknowledges that stock-based compensation is a recurring cost and is an important part of our employee’s compensation and impacts their performance. However the expense is non-cash in nature and there are various valuation methodologies and assumptions used in determining stock-based compensation that may be unrelated to operations, such as volatility and current interest rates. The presentation of the additional information should not be considered a substitute for net income or loss or income or loss per share prepared in accordance with GAAP.

Limitations of non-GAAP financial measures. The primary material limitations associated with the use of non-GAAP measures as compared to the most directly comparable GAAP financial measures are (i) they may not be comparable to similarly titled measures used by other companies in ANADIGICS industry, and (ii) they exclude financial information that some may consider important in evaluating our performance. We compensate for these limitations by providing reconciliations of reported net income or loss and income or loss per share to non-GAAP net income or net loss and non-GAAP income or loss per share, respectively, within this press release.

Conference Call

ANADIGICS' senior management will conduct a conference call today at 5:00 PM Eastern time. A live audio Webcast will be available at www.anadigics.com/investors. A recording of the call will be available approximately two hours after the end of the call on the ANADIGICS Web site or by dialing 800-642-1687 conference ID 54112449 (available until February 24, 2010).

Recent Highlights

February 10, 2010 - ANADIGICS Unveils Industry’s Smallest Dual-Band CDMA Power Amplifier for Latest-Generation Mobile Handsets
February 3, 2010 - ANADIGICS Delivers 3.5 GHz Full Band Power Amplifier for Growing Mobile WiMAX Market
February 1, 2010 - Novatel Wireless Selects ANADIGICS Power Amplifiers for HSPA+ Mobile Broadband USB Modems
January 26, 2010 - Altair Semiconductor and ANADIGICS Team Up to Drive LTE Technology Development
January 5, 2010 - ANADIGICS’ New 5 GHz WLAN Power Amplifier Increases Range and Throughput for WiFi and WHDITM Applications
December 14, 2009 - ANADIGICS Names Tong Hsing Supplier of the Year
November 25, 2009 - ANADIGICS Announces Industry’s First Family of Gateway Splitters Featuring Up to Eight RF Outputs
November 2, 2009 - ANADIGICS Powers Samsung’s New 3G TD-SCDMA Handset for China
October 28, 2009 - ANADIGICS Leverages CATV Technology Edge to Deliver New High Performance 1GHz Hybrid Line Amplifiers

 # # #

About ANADIGICS, Inc.

ANADIGICS, Inc. (Nasdaq: ANAD - News) is a leading provider of semiconductor solutions in the growing broadband wireless and wireline communications markets. The Company's products include power amplifiers, tuner integrated circuits, active splitters, line amplifiers, and other components, which can be sold individually or packaged as integrated radio frequency and front end modules.

Safe Harbor Statement

Except for historical information contained herein, this press release contains projections and other forward-looking statements (as that term is defined in the Securities Exchange Act of 1934, as amended). These projections and forward-looking statements reflect the Company's current views with respect to future events and financial performance and can generally be identified as such because the context of the statement will include words such as "believe", "anticipate", "expect", or words of similar import. Similarly, statements that describe our future plans, objectives, estimates or goals are forward-looking statements. No assurances can be given, however, that these events will occur or that these projections will be achieved and actual results and developments could differ materially from those projected as a result of certain factors. Important factors that could cause actual results and developments to be materially different from those expressed or implied by such projections and forward-looking statements include those factors detailed from time to time in our reports filed with the Securities and Exchange Commission, including the Company's Annual Report on Form 10-K for the year ended December 31, 2008, and those discussed elsewhere herein.

ANADIGICS, INC.
Consolidated Statements of Operations
(Amounts in thousands, except per share amounts)

	Three months ended		Twelve months ended
	December 31, 2009	December 31, 2008	December 31, 2009	December 31, 2008
	(Unaudited)	(Unaudited)	(Unaudited)

Net sales	$41,810	$45,243	$140,484	$258,170
Cost of sales	30,132	36,456	120,326	179,583
Gross profit	11,678	8,787	20,158	78,587
Research and development expenses	12,943	12,393	45,969	54,452
Selling and administrative expenses	6,829	8,201	26,914	41,098
Restructuring and impairment charges	-	21,304	2,598	21,304
Operating loss	(8,094)	(33,111)	(55,323)	(38,267)
Interest income	104	1,057	1,134	5,254
Interest expense	(131)	(591)	(1,897)	(2,365)
Other income (expense)	138	(3,736)	(1,318)	(6,494)
Loss before income taxes	(7,983)	(36,381)	(57,404)	(41,872)
Benefit from income taxes	-	-	(321)	-
Net Loss	$(7,983)	$(36,381)	$(57,083)	$(41,872)

Net loss per share
Basic	$(0.13)	$(0.60)	$(0.92)	$(0.70)
Diluted	$(0.13)	$(0.60)	$(0.92)	$(0.70)

Basic shares outstanding	62,920	60,884	62,372	60,183
Basic & dilutive shares outstanding	62,920	60,884	62,372	60,183

Unaudited Reconciliation of GAAP to Non-GAAP Financial Measures

GAAP net loss	$(7,983)	$(36,381)	$(57,083)	$(41,872)
Stock compensation expense
Cost of sales	498	625	2,441	3,199
Research and development	991	1,394	4,706	6,665
Selling and administrative	1,198	1,454	5,030	6,815
Other non-GAAP adjustments
Cost of sales (1)	-	2,919	5,289	7,135
Research and development (2)	1,755	-	1,755	-
Selling and administrative (3)	370	-	370	5,729
Auction rate securities (recovery) / impairment	(38)	3,746	1,492	6,810
Restructuring and impairment charges
Reduction in workforce	-	2,140	2,598	2,140
Intangibles impairment charges	-	6,207	-	6,207
China fab impairment charge	-	12,957	-	12,957
Benefit for income taxes	-	-	(321)	-
Non-GAAP net (loss) income	$(3,209)	$(4,939)	$(33,723)	$15,785

Non-GAAP (loss) earnings per share *
Basic	$(0.05)	$(0.08)	$(0.54)	$0.26
Diluted	$(0.05)	$(0.08)	$(0.54)	$0.26

(*) Calculated using related GAAP shares outstanding

(1) Twelve months ended December 31, 2009 included $3,879 for the October 26, 2009 settlement of a commercial dispute with a customer recorded in the third quarter and $1,410 inventory reserves charge for products with reduced demand recorded in first quarter of 2009. Three months ended December 31, 2008 included $2,298 inventory reserves charge for products with reduced demand and a $621 write down of certain manufacturing assets held for sale. Twelve months ended December 31, 2008 included inventory reserves charges for products with reduced demand of $3,508, manufacturing equipment purchase cancellation charges of $1,860, a write down of certain manufacturing assets held for sale of $1,470 and certain separation and related costs.
(2) Three and twelve months ended December 31, 2009 included executive officer separation costs of $1,755 for which $382 is non-cash.
(3) Three and twelve months ended December 31, 2009 included officer separation costs of $370 for which $35 is non-cash.
Twelve months ended December 31, 2008 included separation and transition costs of $5,729 related to CEO resignation recorded in the third quarter of 2008.

ANADIGICS, INC.
Condensed Consolidated Balance Sheets
(Amounts in thousands)

	December 31, 2009	December 31, 2008
Assets	Unaudited

Current assets:
Cash and cash equivalents	$83,172	$123,552
Marketable securities	-	13,340
Accounts receivable	20,013	25,384
Inventory	18,250	33,578
Prepaid expenses and other current assets	2,503	3,121
Total current assets	123,938	198,975

Marketable securities	9,354	8,832
Plant and equipment, net	80,884	95,671
Other assets	276	299
	$214,452	$303,777

Liabilities and stockholders’ equity

Current liabilities:
Accounts payable	$11,287	$18,267
Accrued liabilities	10,208	13,203
Accrued restructuring costs	55	1,165
Convertible notes	-	38,000
Total current liabilities	21,550	70,635

Other long-term liabilities	3,844	3,134

Total Stockholders’ equity	189,058	230,008
	$214,452	$303,777

* The condensed balance sheet at December 31, 2008 has been derived from the audited financial statements at such date but does not include all the information and footnotes required by U.S.
generally accepted accounting principles for complete financial statements.